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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 8, 2005

                          SYNOVA HEALTHCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


            Nevada                      000-51492              91-1951171
 ----------------------------         ------------         -------------------
 (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)


              1400 N. Providence Road, Suite 6010, Media, PA 19063
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (610) 565-7080

               --------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM. 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 8, 2005, Synova Healthcare, Inc. ("Synova"), a subsidiary of Synova Healthcare Group, Inc. (the "Company"), entered into a distribution agreement with QuantRX Biomedical Corporation (formerly known as A-Fem Medical Corporation) ("QuantRX"), a manufacturer of non-invasive medical diagnostics and healthcare-related products. The distribution agreement, effective as of November 30, 2005, grants to Synova the exclusive right to distribute in North America, Mexico and Central America, products utilizing QuantRX's Rapid Sense(R) technology for Synova's developing female reproductive health product line. The initial term of the distribution agreement is five years, but it may be renewed for additional two year terms upon written agreement of the parties prior to the end of the then-current initial term or renewal year, as the case may be.

         Under the terms of the distribution agreement, QuantRX is required to supply Synova with the requested amount of products, and Synova is required to order certain minimum quantities of the products. The failure to meet such minimum order requirements may result in termination of the agreement by QuantRX.

         A copy of the press release announcing the execution of the distribution agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



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ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits.


         The following exhibit is filed herewith:


         Exhibit No.                Description
         -----------                -----------

            99.1           Press Release dated December 13, 2005.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SYNOVA HEALTHCARE GROUP, INC.



Date:  December 14, 2005                By:      /s/ Stephen E. King
                                            ------------------------------------
                                               Name:  Stephen E. King
                                               Title: Chief Executive Officer




















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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated December 13, 2005.